Income Taxes	12 Months Ended
Dec. 31, 2015
Income Tax Disclosure [Abstract]
Income Taxes

15.	INCOME TAXES

The Company is subject to U.S. federal and various state income taxes.

The income tax provision (benefit) for the years ended December 31, 2015 and 2014 consists of the following:

	For The Years Ended December 31,
	2015	2014
Federal:
Current	$—	$—
Deferred	(3,704,115)	(10,070,600)
State and local:
Current	—	—
Deferred	1,496,815	(2,073,400)
	(2,207,300)	(12,144,000)
Change in valuation allowance	2,207,300	12,144,000
Income tax provision (benefit)	$—	$—

No current tax provision has been recorded for the years ended December 31, 2015 and 2014 because the Company had net operating losses for federal and state tax purposes. The net operating loss carryovers may be subject to annual limitations under Internal Revenue Code Section 382, and similar state provisions, should there be a greater than 50% ownership change as determined under the applicable income tax regulations. The amount of the limitation would be determined based on the value of the company immediately prior to the ownership change and subsequent ownership changes could further impact the amount of the annual limitation. An ownership change pursuant to Section 382 may have occurred in the past or could happen in the future, such that the NOLs available for utilization could be significantly limited. The Company will perform a Section 382 analysis in the future. The related increase in the deferred tax asset was offset by the valuation allowance.

A reconciliation of the statutory federal income tax rate to the Company’s effective tax rate is as follows:

	For The Years Ended December 31,
	2015	2014
Tax benefit at federal statutory rate	(34.0)%	(34.0)%
State income taxes, net of federal benefit	(4.0)%	(7.0)%
Permanent differences	(11.1)%	(3.3)%
Other adjustment	(1.1)%	(8.0)%
Change in effective rate	23.4%	0.0%
Change in valuation allowance	26.8%	52.3%
Effective income tax rate	0.0%	0.0%

The Company has determined that a valuation allowance for the entire net deferred tax asset is required. A valuation allowance is required if, based on the weight of evidence, it is more likely than not that some or the entire portion of the deferred tax asset will not be realized. After consideration of all the evidence, both positive and negative, management has determined that a full valuation allowance is necessary to reduce the deferred tax asset to zero, the amount that will more likely not be realized.

The tax effects of temporary differences that give rise to deferred tax assets are presented below:

	For The Years Ended December 31,
	2015	2014
Deferred Tax Assets:
Net operating loss carryforwards	$20,237,500	$17,499,000
Stock-based compensation	4,624,700	3,625,500
Provision for warrant liability	—	606,800
Accruals	1,581,900	2,397,300
Goodwill	2,318,500	2,501,500
Intangible assets	474,000	553,100
Allowance for doubtful accounts	53,600	—
Tax credits	448,300	409,000
Gross deferred tax assets	29,738,500	27,592,200
Deferred Tax Liabilities:
Fixed assets	(772,300)	(833,300)
Gross deferred tax liabilities	(772,300)	(833,300)
Net deferred tax assets	28,966,200	26,758,900
Valuation allowance	(28,966,200)	(26,758,900)
Deferred tax asset, net of valuation allowance	$—	$—
Changes in valuation allowance	$2,207,300	$12,144,000

At December 31, 2015 and 2014, the Company had a net operating loss carry forwards for both federal and state purposes of approximately $53.3 million and $42.7 million, respectively, which may be offset against future taxable income through 2034.

The Company’s tax returns are subject to examination by tax authorities beginning with the year ended December 31, 2012.